UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2004

SUNTRUST BANKS, INC.
(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 Peachtree Street, N.E., Atlanta, Georgia	30308
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 404-588-7165

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a press release issued by SunTrust Banks, Inc. ("SunTrust" or "the Registrant") on October 1, 2004, announcing that the previously-announced merger between SunTrust and National Commerce Financial Corporation has been completed, effective as of October 1, 2004.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits. The following exhibit is filed herewith:

Exhibit Number	Description
99.1 -	Press release of SunTrust, issued on October 1, 2004.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 1, 2004

SUNTRUST BANKS, INC.
By: /s/ Kimberly N. Rhodes
Kimberly N. Rhodes Vice President and Corporate Counsel